UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/19/2008

STEPAN COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number:  1-4462

Delaware	36-1823834
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Edens and Winnetka Road, Northfield, Illinois 60093
(Address of principal executive offices, including zip code)

(847)446-7500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On February 12, 2008, Stepan Company ("Stepan") issued a press release providing its financial results for the fourth quarter and full year ended December 31, 2007. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01.    Other Events

On February 13, 2008, Stepan issued a press release announcing that James E. Hurlbutt was promoted from Vice President, Finance to Vice President and Chief Financial Officer. Mr. Hurlbutt will continue to serve as Stepan's Principal Financial Officer. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

    Exhibit Number: 99.1

    Description: Press Release of Stepan Company dated February 12, 2008

    Exhibit Number: 99.2

    Description: Press Release of Stepan Company dated February 13, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY

Date: February 19, 2008	By:	/s/ Kathleen M. Owens
Kathleen M. Owens
Assistant Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release of Stepan Company dated February 12, 2008
EX-99.2	Press Release of Stepan Company dated February 13, 2008